GreenPoint Manufactured Housing
Contract Trust
Pass Through Certificates
Series 1999-2
Investor Number 51999031

Determination Date:    10-Jun-99
Remittance Date A-1    15-Jun-99
Remittance Date A-2    18-Jun-99
Month End Date:        31-May-99

--------------------------------------------------------------------------------

(a)  Class A-1 Distribution Amount                                                                             1,728,080.22
(b)  Class A-1 Distribution Principal                                                                          1,369,257.61
          Scheduled Payments of Principal                                           181,809.26
          Partial Prepayments                                                       104,072.85
          Scheduled Principal Balance Principal Prepayment in Full                1,017,860.03
          Scheduled Principal Balance Liquidated Contracts                           65,515.47
          Scheduled Principal Balance Repurchases                                         0.00

(c)  Class A-1 Interest Distribution                                                                             358,822.61
     Class A-1 Interest Shortfall                                                                                      0.00

(d)  Class A-1 Remaining Certificate Balance                                                                  85,629,757.86


(e)  Class A-2 Distribution Amount                                                                               421,944.44
(f)  Class A-2 Distribution Principal                                                                                  0.00
          Scheduled Payments of Principal                                                 0.00
          Partial Prepayments                                                             0.00
          Scheduled Principal Balance Principal Prepayment in Full                        0.00
          Scheduled Principal Balance Liquidated Contracts                                0.00
          Scheduled Principal Balance Repurchases                                         0.00

(g)  Class A-2 Interest Distribution                                                                             421,944.44
     Class A-2 Interest Shortfall                                                                                      0.00

(h)  Class A-2 Remaining Certificate Balance                                                                 100,000,000.00

(i)  Class A-1 Pass Through Rate                                                                                   5.120000%
     Class A-2 Pass Through Rate                                                                                   4.900000%
     Class A-2 Holdover Amount                                                                                         0.00

(j)  Monthly Servicing Fee                                                                                       155,832.51

(k)  Delinquency                                                                 # of Contracts              Prin. Balance
                                                                                 --------------              --------------

          a)  Loans 31 to 59 days delinquent                                      42                           1,664,971.13
          b)  Loans 60 to 89 days delinquent                                      10                             417,502.12
          c)  Loans delinquent 90 or more days                                     4                             179,707.20
                                                                            ---------------                  --------------
                                                                                  56                           2,262,180.45
                                                                            ===============                  ==============

                                                                                                               Difference
(l)  Repurchased Contracts                          Contract Number              Repurchase Price            Paid by Seller
                                                    ---------------              ----------------            --------------
                                                           0                           0.00                            0.00
                                                                            ---------------                  --------------
                                                       Total Repurchases               0.00                            0.00
                                                                            ===============                  ==============

(m)  Repossessions or Foreclosures                                               Number                      Actual Balance
                                                                            ---------------                  --------------
                                                       BOP Repossessions          14                         $   436,484.49

                                                 Plus Repossessions this           8                             318,932.09
                                                                   Month
                                                       Less Liquidations          -3                            ($65,682.60)
                                                                            ---------------                  --------------
                                                       EOP Repossessions          19                         $   689,733.98
                                                                            ===============                  ==============

(n)     Enhancement Payment                                                                                   0.00

(o)     Monthly Advance                                                                                       0.00
        Outstanding Amount Advanced                                                                           0.00

(p)     Deposit to Special Account                                                                      394,978.55

(q)     Amount Distributed to Class R Certificateholders                                                      0.00

(r)     Net Weighted Average Contract Rate                                                                    8.62%

(s)     Number of Manufactured Homes currently held due to repossession                                         19
        Principal balance of Manufactured Homes currently held                                          689,733.98

(t)     Pool Principal Balance Percentage                                                                97.886665%

(u)     Aggregate Deficiency Amounts                                                                          0.00
        Servicer Deficiency Amounts received                                                                  0.00

(v)     Additional Items

(w)     Class A-1 Net Funds Carryover Amount                                                                  0.00
        Class A-2 Net Funds Carryover Amount                                                                  0.00